INVESTMENT ADVISER
    BANC ONE INVESTMENT
          ADVISORS CORPORATION
    1111 Polaris Parkway
    Columbus, Ohio 43240

ADMINISTRATOR AND FOUNDER
    AQUILA MANAGEMENT CORPORATION
    380 Madison Avenue, Suite 2300
    New York, New York 10017

BOARD OF TRUSTEES
    Lacy B. Herrmann, Chairman
    Thomas A. Christopher
    Douglas Dean
    Diana P. Herrmann
    Theodore T. Mason
    Anne J. Mills
    William J. Nightingale
    James R. Ramsey

OFFICERS
    Lacy B. Herrmann, President
    Diana P. Herrmann, Vice President
    Charles E. Childs, III, Vice President
    John M. Herndon, Vice President
    Jerry G. McGrew, Vice President
    Rose F. Marotta, Chief Financial Officer
    Richard F. West, Treasurer
    Edward M.W. Hines, Secretary

DISTRIBUTOR
    AQUILA DISTRIBUTORS, INC.
    380 Madison Avenue, Suite 2300
    New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
    PFPC INC.
    400 Bellevue Parkway
    Wilmington, DE 19809

CUSTODIAN
    BANK ONE TRUST COMPANY, N.A.
    100 East Broad Street
    Columbus, Ohio 43271

INDEPENDENT AUDITORS
    KPMG Peat Marwick LLP
    345 Park Avenue
    New York, New York 10154

Further information is contained in the Prospectus which must precede or accompany this report.


SEMI-ANNUAL
REPORT

MARCH 31, 1998

CHURCHILL
CASH RESERVES
TRUST

A CASH MANAGEMENT INVESTMENT

[Logo of Churchill Cash Reserves Trust: Standing Pegasus]

[Logo of Aquila Group of Funds: an Eagle's Head]

ONE OF THE
AQUILAsm GROUP OF FUNDS

[Logo of Churchill Cash Reserves Trust: Standing Pegasus]

CHURCHILL CASH RESERVES TRUST
SEMI-ANNUAL REPORT

                                                            May 6, 1998

Dear Investor:

     We are pleased to provide you with the Semi-Annual Report for Churchill Cash Reserves Trust for the six-month period ended March 31, 1998.

     The current period was marked by increasing volatility in the world financial markets. Most significant was the impact of the Asian financial crisis, which caused currency values to plunge and sent financial markets into turmoil. It is hard to believe the magnitude of the currency depreciation that has taken place in various countries versus the U.S. dollar. The currency deterioration against the U.S. dollar has ranged from 10% to well over 70% with various countries around the world. The impact of the Asian crisis on the U.S. economy and its continued expansion remains a factor that can not be ignored. Thirty percent of U.S. exports go to Asia and, now after the currency devaluations, consumers in that region have significantly less in the way of purchasing power. As a result, some U.S. firms could find demand for their exports weakening while at the same time cheaper goods coming from Asia should force U.S. competitors to lower their prices. With fewer U.S. exports and greater imports, the Federal Reserve is hoping the economy will slow on its own from its torrid pace and that the current low level of inflation we have experienced over the past several years will continue.

     The lack of monetary action policy by the Fed during the Asian financial crisis kept short-term interest relatively stable during the first half of the current fiscal year. As mentioned in previous report letters, yields on money market funds, like the Trust, move in concert with rate
policies pursued by the Federal Reserve.   At March 31, 1998, the seven-day
yield of the Trust was 5.15% compared to 5.21% for the seven-day period ending September 30, 1997.

     Since taking over as the Trust's Investment Adviser in July 1995,
Banc One Investment Advisors has acted with a high level of prudence in examining the creditworthiness and marketability of all issuers of securities utilized in the Trust's investment portfolio. Investors in the Trust can take comfort in knowing that those securities in the Trust's portfolio will be chosen on the basis of possessing high quality and minimal credit risk in order to ensure maximum safety for investors' cash reserves.

     Your use of Churchill Cash Reserves Trust is greatly appreciated.
You can be assured that every effort will be expended by all associated with the Trust to merit your continued confidence.

                                               Sincerely,
                                               /s/ Lacy B. Herrmann
                                               Lacy B. Herrmann
                                               President and Chairman
                                                  of the Board of Trustees

CHURCHILL CASH RESERVES TRUST
STATEMENT OF INVESTMENTS
MARCH 31, 1998 (UNAUDITED)

    FACE
   AMOUNT       COMMERCIAL PAPER - 62.8%                            VALUE
                Art Auction - 3.8%
  $4,500,000    Sotheby's Inc., 5.62%, 04/03/98                 $   4,498,595

                Automotive - 4.2%
   5,000,000    American Honda Finance Corp., 5.50%, 04/16/98       4,988,542

                Brokerage - 1.2%
   1,500,000    Lehman Brothers Holdings Inc., 5.45%, 08/19/98      1,468,208

                Chemicals - 4.2%
   5,000,000    Azko Nobel, Inc., 5.51%, 06/2/98                    4,952,553

                Computers - 4.2%
   5,000,000    CSC Enterprises, 5.50%, 04/03/98                    4,998,472

                Electric and Gas Utility - 5.0%
   6,000,000    Cogentrix of Richmond, Inc., 5.57%, 04/20/98
                     Letter of Credit : Banque Paribas              5,982,362

                Electronics - 3.4%
   4,000,000    Hitachi Credit America Corp., 5.55%, 04/23/98       3,986,433

                Finance - 23.3%
   2,000,000    Banner Receivables Corp., 5.75%, 04/03/98 +         1,999,361
   3,660,000    Banner Receivables Corp., 5.75%, 04/20/98 +         3,648,893
   5,139,000    Broadway Capital Corp., 5.77%, 04/06/98 +           5,134,882
   5,000,000    Gotham Funding Corp., 5.77%, 04/15/98 +             4,988,780
   6,000,000    Lexington Parker Capital Co. LLC, 5.49%,
                   08/21/98 +                                       5,870,070
   6,000,000    Old Line Funding Corp., 5.55%,  04/08/98 +          5,993,525
                                                                   27,635,511

                Insurance - 4.2%
   5,000,000    SAFECO Credit Co. Inc., 5.48%, 05/06/98             4,973,361

                Real Estate - 9.3%
   5,000,000    Countrywide Funding Corp., 5.57%, 04/15/98          4,989,169
   6,000,000    75 State Street Capital Corp., 5.57%, 04/22/98      5,980,505
                     Letter of Credit : Banque Paribas             10,969,674

                     Total Commercial Paper                        74,453,711

                CERTIFICATES OF DEPOSIT - 11.4%
   2,000,000    Bankers Trust Company, 5.91%, 08/07/98              1,999,732
   3,000,000    Bayerische Landesbank, 5.70%, 10/06/98              2,999,112
   3,000,000    National Westminster Bank  PLC, NY Branch,
                   5.85%, 07/22/98                                  2,998,929
   5,500,000    Societe Generale NY Branch, 5.96%, 09/15/98         5,502,006
                     Total Certificates of Deposit                 13,499,779

                CORPORATE NOTES - 10.6%
   1,625,000    American Express Credit Corp., 7.375%, 02/01/99     1,645,959
   3,300,000    Comerica Bank, 6.75%, 5/12/98                       3,303,149
   2,715,000    Deutsche Bank Finance NV, 6.375%, 12/23/98          2,724,405
   1,000,000    Fleet Financial Group, 6.00%, 10/26/98              1,002,322
   2,605,000    Morgan Stanley Group, 6.125%, 01/05/99              2,608,539
   1,250,000    National Australia Bank, NY Branch, 9.70%,
                   10/15/98                                         1,275,363
                     Total Corporate Notes                         12,559,737

                MEDIUM TERM NOTES - 8.1%
   4,175,000    Lehman Brothers Holdings, 6.65%, 7/14/98            4,182,617
   1,400,000    Salomon Inc., 6.22%, 11/19/98                       1,404,376
   2,000,000    Salomon Inc., 6.30%, 02/01/99                       2,006,371
   2,000,000    Salomon Inc., 6.22%, 03/01/99                       2,051,673
                     Total  Medium Term Notes                       9,645,037

                REPURCHASE AGREEMENTS - 6.9%
   8,245,000    CIBC/Wood Gundy, 5.95%, 04/01/98                    8,245,000
                 (Proceeds of $8,246,363 to be received at
                    maturity)
                 Collateral: $5,682,000 U.S.Treasury Notes,
                   12.00%, due 08/15/13
                 (Collateral Market Value $ 8,434,527)
                     Total Repurchase Agreements                    8,245,000

                 Total Investments (cost $118,403,264*)   99.8%   118,403,264
                 Other assets in excess of liabilities     0.2        214,696
                 Net Assets                              100.0%  $118,617,960


                 *  Cost for Federal income tax purposes is identical.
                 +  Pursuant to Rule 144A, resale is restricted to qualified institutional buyers.

See accompanying notes to financial statements.

CHURCHILL CASH RESERVES TRUST
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998 (UNAUDITED)

ASSETS
Investments at value (cost $118,403,264)                       $118,403,264
Cash                                                                    384
Interest receivable                                                 793,041
Other assets                                                          9,087
Total assets                                                    119,205,776

LIABILITIES
Dividends payable                                                   511,594
Adviser and Administrator fees payable                               44,709
Accrued expenses                                                     31,513
Total liabilities                                                   587,816

NET ASSETS (equivalent to $1.00 per share on 118,617,960
    shares outstanding)                                        $118,617,960
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
  par value $.01 per share                                     $  1,186,180
Additional paid-in capital                                      117,431,780
                                                               $118,617,960

See accompanying notes to financial statements.

CHURCHILL CASH RESERVES TRUST
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)

INVESTMENT INCOME:
Interest Income                                                    $3,953,532

Expenses:
Investment Adviser fees (note 2)                    $   226,704
Administrator fees (note 2)                             116,787
Trustees' fees and expenses                              26,000
Legal fees                                               20,500
Audit and accounting fees                                13,000
Shareholders' reports and proxy statements                8,000
Transfer and shareholder servicing agent fees             7,000
Registration fees and dues                                5,000
Custodian fees (note 4)                                   3,384
Insurance                                                 1,100
Miscellaneous                                             9,240
                                                        436,715
Investment Advisory fees waived (note 2)                (14,849)
Administrator fees waived (note 2)                       (7,649)
Expenses paid indirectly (note 4)                        (2,224)
      Net expenses                                                    411,993
      Net investment income                                        $3,541,539

See accompanying notes to financial statements.

CHURCHILL CASH RESERVES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                 SIX MONTHS ENDED       YEAR ENDED
                                                                                 MARCH 31, 1998      SEPTEMBER 30, 1997
FROM INVESTMENT ACTIVITIES:
Net investment income                                                           $    3,541,539       $    6,300,372
Dividends to shareholders ($0.0257 and $0.0499
  per share, respectively)                                                          (3,541,539)          (6,300,372)
Change in net assets derived from investment activities                                      -                    -

FROM CAPITAL SHARE TRANSACTIONS:
                                                  SHARES

                                    SIX MONTHS ENDED         YEAR ENDED
                                      MARCH 31, 1998     SEPTEMBER 30, 1997
Proceeds from shares sold                223,085,545          334,569,913        223,085,545          334,569,913
Reinvested dividends                               9                   27                  9                   27
Cost of shares redeemed                 (229,859,637)        (330,116,590)      (229,859,637)        (330,116,590)
Change in net assets from
  capital share transactions              (6,774,083)           4,453,350         (6,774,083)           4,453,350
Change in net assets                                                              (6,774,083)           4,453,350

NET ASSETS:
        Beginning of period                                                      125,392,043          120,938,693
        End of period                                                           $118,617,960         $125,392,043

See accompanying notes to financial statements.

CHURCHILL CASH RESERVES TRUST
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     Churchill Cash Reserves Trust (the "Trust"), a diversified, open-end investment company, was organized on January 4, 1985, as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The Trust commenced operations on July 9, 1985.

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

    a) PORTFOLIO VALUATION: The Trust's portfolio securities are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), which, after considering accrued interest thereon, approximates market. Under this method, a portfolio security is valued at cost adjusted for amortization of premiums and accretion of discounts. Amortization of premiums and accretion of discounts are included in interest income.

    b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premiums and accretion of discounts as discussed in the preceding paragraph.

    c) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

    d) REPURCHASE AGREEMENTS: It is the Trust's policy to monitor closely the creditworthiness of all firms with which it enters into repurchase agreements, and to take possession of, or otherwise perfect its security interest in, securities purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day so that the value of the "collateral" is at least equal to the value of the "loan" (repurchase agreements being defined as "loans" in the 1940 Act), including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

    e) USE OF ESTIMATES: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Under an Investment Advisory Agreement, Banc One Investment Advisors Corporation (the "Adviser") became Adviser to the Trust, effective July 19, 1995. In this role, the Adviser supervises the investments and provides various services to the Trust for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.33 of 1% of the average daily net assets of the Trust.

     The Trust also has an Administration Agreement with its founder and sponsor, Aquila Management Corporation (the "Administrator"). Under this Agreement, the Administrator provides all administration services, other than those relating to the management of the Trust's investments. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.17 of 1% of the average daily net assets of the Trust.

     Specific details as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Trust's Prospectus and Statement of Additional Information.

     The Adviser and the Administrator each agree that the above fees shall be reduced, but not below zero, by an amount equal to its proportionate share (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average net assets of the Trust plus 2% of the next $70 million of such assets plus 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Trust's total annual investment income. No such reduction in fees was required during the six months ended March 31, 1998.

     For the six months ended March 31, 1998, the Trust incurred fees under the Advisory Agreement and Administration Agreement of $226,704 and $116,787, respectively, of which the Adviser and Administrator voluntarily waived $14,849 and $7,649, respectively.

     Under a Distribution Agreement, Aquila Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the Trust's shares. No compensation or fees are paid by the Trust to the Distributor for such share distribution.

3.  DISTRIBUTIONS

     The Trust declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholder's option.

4.  CUSTODIAN FEES

     The Trust has negotiated an expense offset arrangement with its custodian, Bank One Trust Company, N.A., an affiliate of the Adviser, wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the six months ended March 31, 1998, the Trust's custodian fees amounted to $3,384, of which $2,224 was offset by such credits. It is the general intention of the Trust to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit with the custodian.

CHURCHILL CASH RESERVES TRUST
FINANCIAL HIGHLIGHTS
(UNAUDITED)

For a share outstanding throughout each period

                                          SIX MONTHS
                                             ENDED                         YEAR ENDED SEPTEMBER 30,
                                            3/31/98         1997         1996         1995         1994         1993
Net Asset Value, Beginning of Period        $1.0000      $1.0000      $1.0000      $1.0000      $1.0000      $1.0000

Income from Investment Operations:
  Net investment income                      0.0257       0.0499       0.0500       0.0526       0.0319       0.0265

  Net gain (loss) on securities (both
    realized and unrealized)                     -             -            -            -            -            -
  Total from Investment Operations           0.0257       0.0499       0.0500       0.0526       0.0319       0.0265

Less Distributions:
  Dividends from net investment income      (0.0257)     (0.0499)     (0.0500)     (0.0526)     (0.0319)     (0.0265)
  Distributions from capital gains               -             -            -            -            -            -
  Total Distributions                       (0.0257)     (0.0499)     (0.0500)     (0.0526)     (0.0319)     (0.0265)

Net Asset Value, End of Period              $1.0000      $1.0000      $1.0000      $1.0000      $1.0000      $1.0000

Total Return (%)                               2.60+       5.11         5.12         5.39         3.24         2.68

Ratios/Supplemental Data
  Net Assets, End of Period
    ($ thousands)                           118,618      125,392      120,939      146,130      187,626      187,274
  Ratio of Expenses to Average Net
    Assets (%)                                 0.60*        0.60         0.56         0.58         0.60         0.60
  Ratio of Net Investment Income to
    Average Net Assets (%)                     5.16*        4.99         5.02         5.24         3.17         2.65

For the six months ended March 31, 1998 and for the years ended September 30,
1997, 1996 and 1995, net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees and the expense offset in custodian fees for uninvested cash balances, would have been:
  Net investment income ($)                  0.0255       0.0493       0.0493       0.0522
  Ratio of Expenses to Average Net
    Assets (%)                                 0.64*        0.66         0.63         0.62
  Ratio of Net Investment Income to
    Average Net Assets (%)                     5.12*        4.93         4.94         5.20

     + Not annualized.
     * Annualized.

    NOTE: Effective July 19, 1995, Banc One Investment Advisors Corporation became the Trust's Investment Adviser replacing PNC Bank, Kentucky, Inc.

See accompanying notes to financial statements.